SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2005

CSB BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Ohio	0-21714	34-1687530

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 West Jackson Street, P.O. Box 232,
Millersburg, Ohio	44654

(Address of Principal Executive
Offices)	(Zip Code)

Registrant’s telephone number, including area code (330) 674-9015

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibit 99.1 Press Release & Quarterly Report Ended 6/30/05

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 19, 2005 CSB Bancorp Inc. issued a press release announcing its earnings for the three and six month periods ended June 30, 2005. A copy of this press release and related financial tables are furnished herein as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Press release and Quarterly Report for CSB Bancorp, Inc. for the quarter and six month period ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSB Bancorp, Inc.
	By:	/s/ Paula J. Meiler
Paula J. Meiler
Date: July 19, 2005		Senior Vice President and Chief Financial Officer

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